EXHIBIT 10.3



                              WORLD COLOR PRESS, INC.

                                  FIRST AMENDMENT
                          TO SECOND AMENDED AND RESTATED
                                 CREDIT AGREEMENT


             This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 10, 1996 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("Company"), the Lenders party to the Credit Agreement referred to below on the date hereof but and immediately before giving effect to this Amendment (the "Existing Lenders"), BA SECURITIES, INC., as Syndication Agent, CITIBANK, N.A., as Documentation Agent and BANKERS TRUST COMPANY, as Administrative Agent, and each of the lenders listed on Exhibit A hereto (the "New
                                            ---------
   Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                     RECITALS

             WHEREAS, Company, the Existing Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of June 6, 1996 (the"Credit Agreement"); and

             WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided.

             NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

        Section 1.  DEEMED ASSIGNMENT

             A.  Each of the Existing Lenders (the "Assignor Lenders," and
   each an "Assignor Lender") severally and not jointly hereby sells and assigns to each of the New Lenders without recourse and without representation or warranty (other than as expressly provided herein), and each New Lender hereby purchases and assumes from each Assignor Lender, that interest in and to each of such Assignor Lender's rights and obligations under the Credit Agreement as of the date hereof which in the 3aggregate represents such New Lender's pro rata share (for each such New Lender, its "Pro Rata Share") as set forth on, and in respect of the credit facilities listed on, Exhibit B hereto (calculated after giving
              ---------
   effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Lender, including, without limitation, (x) in the case of any assignment of all or any portion of the Existing Term Loans and the Tranche A Acquisition Term Loans, all rights and obligations with respect to such New Lender's Pro Rata Share of such outstanding Existing Term Loans and outstanding Tranche A Acquisition Term Loans, and (y) in the case of any assignment of all or any portion of the Tranche B Acquisition Term Loan Commitments and Revolving Loan Commitments and outstanding Tranche B Acquisition Term Loans and outstanding Revolving Loans, all rights and obligations with respect to such New Lender's Pro Rata Share of such Tranche B Acquisition Term Loan Commitments and Revolving Loan Commitments and such outstanding Tranche B Term Loans and outstanding Revolving Loans, including in the case of the Revolving Loan Commitments, all rights and obligations relating thereto with respect to Letters of Credit and Swing Line Loans.

             B. In consideration of the assignment to each New Lender described in Section 1A above, such New Lender hereby agrees to pay to Administrative Agent, on the First Amendment Effective Date (as defined herein), the principal amount of any outstanding Loans included within the New Lender's Pro Rata Share of the credit facilities listed on Exhibit B hereto, such payment to be made by wire transfer of immediately available funds to Administrative Agent in accordance with payment instructions separately provided by Administrative Agent to such New Lender. Upon receipt of any such payment, Administrative Agent shall pay each Assignor Lender its share of such payment.

             C. The parties hereby agree that, upon giving effect to the assignment and assumption described above, (i) each New Lender shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to its share of the credit facilities assigned to such New Lender hereby, and (ii) each Assignor Lender shall be absolutely released from any of such obligations, covenants and agreements assumed or made by any New Lender in respect of assignments to such New Lender hereby.

             D. Each Assignor Lender and each New Lender hereby acknowledge and confirm their understanding and intent that from and after the First Amendment Effective Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the assignment made hereby to such New Lender (including without limitation all payments of principal and accrued but unpaid interest, commitment fees and letter of credit fees with respect thereto) (i) in the case of any such interest and fees that shall have accrued prior to the First Amendment Effective Date, to the applicable Assignor Lender, and (ii) in all other cases, to the applicable New Lender; provided that each Assignor Lender and each New Lender shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to such

   Assignor Lender and/or such New Lender by Administrative Agent under the Loan Documents in respect of the share of the credit facilities assigned to such New Lender hereby in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1A occurs on a date other than the First Amendment Effective Date. Each Assignor Lender and each New Lender hereby agrees from time to time, upon request of a party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

             E. No Assigning Lender shall be responsible to any New Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Assigning Lender to any New Lender or by or on behalf of Company or any of its Subsidiaries to any Assigning Lender or any New Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall any Assigning Lender be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default.

             F. Each New Lender represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired the assignment evidenced by this Agreement for its own account in the ordinary course of business and not with a view to or for sale in connection with any distribution of Notes or other evidence of Indebtedness (it being understood and agreed that, subject to the provisions of 9.2B of the Credit Agreement, the disposition of such assignment or of any interest therein shall at all times remain within such New Lender's exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

             G. Each New Lender represents and warrants that it has received from Assigning Lenders such financial information regarding Company and its Subsidiaries as is available to Assigning Lenders and as such New Lender has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Assignor Lender shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of any New Lender or to provide any New Lender with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and no Assignor Lender shall have any responsibility with respect to the accuracy of or the completeness of any information provided to any New Lender.

             H. Each Assignor Lender represents and warrants to each New Lender that the rights and obligations of such Assignor Lender assigned hereby are not subject to any Liens created by that Assignor Lender.

             I. Administrative Agent hereby waives any processing and recordation fee that may be payable under subsection 9.2B(i) of the Credit Agreement as a result of the assignments contemplated hereby.

             J. Notwithstanding anything herein to the contrary, in the event any New Lender does not execute and deliver this Amendment to Administrative Agent on or prior to 10:00 a.m., June 10, 1996, Administrative Agent may elect in its sole discretion to remove such Person as a New Lender for all purposes under this Amendment, it being understood that any rights and obligations under the Credit Agreement that would have been assigned to such Person shall be retained by the Assignor Lenders, Administrative Agent shall amend Exhibit A and Exhibit B hereto to give effect to such removal and the removal of any Persons as a New Lender as provided in this paragraph shall not preclude the effectiveness of this Amendment as provided in Section 3 hereof.

             Section 2. ADDITION OF New Lenders AS LENDERS; PRO RATA SHARES AND NOTICE ADDRESSES; AMENDMENTS TO CREDIT AGREEMENT

             The Credit Agreement is hereby amended to include the New Lenders listed on Exhibit A to this Agreement as Lenders for all purposes and as such
             ---------
   New Lenders shall hereby become vested with all the rights, powers, privileges and duties of a Lender under the Credit Agreement and each of the other Loan Documents. For purposes of the Credit Agreement, the addresses of each of the New Lenders shall be as set forth under such New Lenders name on the signature pages hereof. Accordingly, the Pro Rata Shares set forth on
   Schedule 1.1A/2.1 to the Credit Agreement is hereby amended by deleting it in
   -----------------
   its entirety and substituting in place thereof a new Schedule 1.1A/2.1 in the
                                                        -----------------
   form of Exhibit B to this Amendment.
           ---------

             Section 3.    CONDITIONS TO EFFECTIVENESS

             Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

             A. On or before the First Amendment Effective Date, Company shall have delivered to Administrative Agent (i) executed copies of this Amendment and (ii) the

   Notes, drawn to the order of each Existing Lender and New Lender and with appropriate insertions, each dated the First Amendment Effective Date (collectively, the "Amended Notes").

             B. On or before the First Amendment Effective Date, each Assignor Lender and each New Lender shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment.

             Section 4.    COMPANY'S REPRESENTATIONS AND WARRANTIES

             In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
             A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to issue the Amended Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

             B. Authorization of Agreements. The execution and delivery of this Amendment and the issuance, delivery and payment of the Amended Notes have been duly authorized by all necessary corporate action on the part of Company.

             C. No Conflict. The execution and delivery by Company of this Amendment and the Amended Notes and the performance by Company of the Amended Agreement and the issuance, delivery and payment of the Amended Notes by Company do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
   (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

             D. Governmental Consents. The execution and delivery by Company of this Amendment and the Amended Notes and the performance by Company of the Amended Agreement and the issuance, delivery and payment of the Amended Notes by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

             E. Binding Obligation. This Amendment and the Amended Agreement and the Amended Notes being delivered by Company pursuant to the Amendment have been duly executed and delivered by Company and, when executed and delivered, will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


             F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

             G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


             Section 5.  MISCELLANEOUS

             A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

             (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

             (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

             B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

             C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

             D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

             E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Company, Existing Lenders, New Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                   [Remainder of page intentionally left blank]

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                WORLD COLOR PRESS, INC.


                                By:
                                     -------------------------------------------
                                     Name
                                     Title:




                                BANKERS TRUST COMPANY,
                                individually as a Lender and
                                as Administrative Agent


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                BANK OF AMERICA NT & SA,
                                as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                CITIBANK, N.A.,
                                as a Lender and as Documentation Agent


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:

   New Lenders

                                ABN AMRO BANK, NV, NEW YORK BRANCH, as Lender

                                By:  ABN Amro North America, Inc.,
                                     as Agent

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                Notice Address:

                                500 Park Avenue, 2nd Floor
                                New York, New York 10022
                                Attention: Laura Fazio


                                BANK OF MONTREAL,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                430 Park Avenue
                                14th Floor
                                New York, New York 10022
                                Attention: Kanu Modi

                                THE BANK OF NOVA SCOTIA
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                165 Broadway
                                One Liberty Plaza, 26th Floor
                                New York, New York 10006
                                Attention: Daniel Foote


                                BANK OF SCOTLAND,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                565 Fifth Avenue
                                New York, New York 10017
                                Attention: John Kelly

                                BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as
                                Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                1251 Avenue of the Americas
                                New York, NY 10020
                                Attention: Randy Szuch


                                BANQUE PARIBAS,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                787 Seventh Avenue, 32nd Floor
                                New York, NY 10019
                                Attention: Mark Black

                                CIBC, INC., as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                425 Lexington Avenue
                                New York, NY  10017
                                Attention: Richard Hassard


                                FLEET NATIONAL BANK,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                75 State Street
                                Boston, MA 02109
                                Attention: William M. Clark

                                THE FUJI BANK, LIMITED, NEW YORK BRANCH, as
                                Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                Two World Trade Center,
                                79th Floor
                                New York, New York 10048
                                Attention: Vincent Ingato



                                THE INDUSTRIAL BANK OF JAPAN, LTD., as Lender


                                By:
                                     -------------------------------------------
                                     Name
                                     Title:


                                Notice Address:

                                245 Park Avenue, 22nd Floor
                                New York, New York 10167
                                Attention: Jennifer McNamara

                                THE LONG-TERM CREDIT BANK OF JAPAN, LTD. CHICAGO BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                190 South LaSalle, Suite 800
                                Chicago, IL 60603
                                Attention: Yoshio Takai



                                NATIONSBANK, N.A.,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                767 Fifth Avenue, 5th Floor
                                New York, New York 10153
                                Attention: Margaret Vandenberg

                                PNC BANK, KENTUCKY, INC.,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                Citizens Plaza
                                500 West Jefferson
                                Louisville, KY 40202
                                Attention: Ralph Phillips


                                THE SANWA BANK, LIMITED,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                55 East 52nd Street
                                New York, NY 10055
                                Attention: Dominic Sorresso

                                BANK OF IRELAND, GRAND CAYMAN BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                640 Fifth Avenue, 2nd Floor
                                New York, NY  10019
                                Attention: Roger Burns


                                THE FIRST NATIONAL BANK OF BOSTON, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                100 Federal Street
                                Boston, MA  02109
                                Attention: Julie Jalelian

                                CREDIT LYONNAIS NEW YORK BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                1301 Avenue of the Americas
                                New York, NY  10019
                                Attention: Heidi Sandquist



                                CREDIT SUISSE,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                12 East 49th Street
                                44th Floor
                                New York, NY  10017
                                Attention: Chris Horgan

                                THE DAI-ICHI KANGYO BANK, LTD.,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                One World Trade Center
                                48th Floor
                                New York, NY
                                Attention: Ron Wollinsky


                                DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                BRANCHES,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                75 Wall Street
                                29th Floor
                                New York, NY  10005-2889
                                Attention: Bill Lambert

                                THE SAKURA BANK, LIMITED, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                277 Park Ave.
                                New York, NY  10172
                                Attention: Barry Wilson



                                THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                277 Park Avenue
                                New York, NY  10172
                                Attention: Dan Lenzo

                                THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                527 Madison Avenue
                                New York, NY  10022
                                Attention: Robin Schreiber


                                TORONTO DOMINION (NEW YORK), INC., as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                31 West 52nd Street
                                New York, NY  10019-6101
                                Attention: Douglas Weir

                                UNITED JERSEY BANK,
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                25 East Salem Street
                                6th Floor
                                Hackensack, New Jersey  07602
                                Attention: Bruce Gray


                                THE YASUDA TRUST AND BANKING CO., LTD., NEW YORK BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                666 5th Avenue
                                Suite 801
                                New York, NY  10103
                                Attention: Nick Pullen

                                THE TOKAI BANK, LTD.,
                                NEW YORK BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                55 East 52nd St.
                                Park Avenue Plaza
                                New York, NY  10055
                                Attention: Mr. Muto


                                MERITA BANK LTD NEW YORK BRANCH
                                as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                Notice Address:

                                437 Madison Avenue
                                New York,  NY  10022
                                Attention: Frank Maffei

                                BAYERISCHE VEREINSBANK AG,
                                NEW YORK BRANCH, as Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                Notice Address:

                                335 Madison Avenue, 19th Floor
                                New York, NY 10017
                                Attention: Ralph Enke


                                THE BANK OF NEW YORK,
                                as Lender


                                By:
                                     Name
                                     Title:


                                Notice Address:

                                New York Corporate Division
                                One Wall Street, 22nd Floor
                                New York, NY  10005
                                Attention: William G. C. Dakin

                                RIGGS BANK N.A.,
                                as Lender


                                By:
                                    --------------------------------------
                                     Name
                                     Title:


                                Notice Address:

                                808 17th Street, N.W., 10th Floor
                                Washington, D.C.  20074-0649
                                Attention: Tai M. Pham


                                FIRST UNION NATIONAL BANK,
                                as Lender


                                By:
                                    --------------------------------------
                                     Name
                                     Title:


                                Notice Address:
                                550 Broad Street
                                Newark, NJ  17102
                                Attention: Robert Doherty

                                GIROCREDIT BANK
                                AKTIENGESELLSCHAFT DER SPARKASSEN,
                                GRAND CAYMAN ISLAND BRANCH, as Lender


                                By:
                                    --------------------------------------
                                     Name
                                     Title:


                                Notice Address:

                                65 E. 55th Street, 21st Floor
                                New York, NY 10022
                                Attention: Patricia Hogan

                                     EXHIBIT A

                                    New Lenders



   ABN Amro Bank NV, New York Branch
   Bank of Montreal
   The Bank of Nova Scotia
   Bank of Scotland
   Bank of Tokyo - Mitsubishi Trust Company
   Banque Paribas
   CIBC, Inc.
   Fleet National Bank
   The Fuji Bank, Limited, New York Branch
   The Industrial Bank of Japan, Ltd.
   The Long-Term Credit Bank of Japan, Ltd., Chicago Branch
   Nationsbank, N.A.
   PNC Bank, Kentucky, Inc.
   The Sanwa Bank, Limited
   Bank of Ireland, Grand Cayman Branch
   The First National Bank of Boston
   Credit Lyonnais New York Branch
   Credit Suisse
   The Dai-Ichi Kangyo Bank, Ltd.
   Dresdner Bank AG, New York and Grand Cayman Branches
   The Sakura Bank, Limited
   The Sumitomo Bank, Limited, New York Branch
   The Sumitomo Trust & Banking Co., Ltd., New York Branch
   Toronto Dominion (New York), Inc.
   United Jersey Bank
   The Yasuda Trust and Banking Co., Ltd., New York Branch
   The Tokai Bank, Ltd., New York Branch
   Merita Bank Ltd
   Bayerische Vereinsbank AG, New York Branch
   The Bank of New York
   Riggs Bank N.A.
   First Union National Bank
   GiroCredit Bank Aktiengesellschaft der Sparkassen, Grand Cayman Island Branch









































                                      Ex. A-1

                                     EXHIBIT B

                                 Schedule 1.1A/2.1













































































                                      Ex. B-1